UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

c/o 1WS Credit Income Fund

Chief Executive Officer

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end:	October 31

Date of reporting period:	March 4, 2019 – October 31, 2019

Item 1.	Reports to Stockholders.

1WS Capital Advisors

1WS Credit Income Fund

Nasdaq:

OWSCX (Class I)

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.1wscapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling (833) 834-4923 or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (833) 834-4923 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary.

Table of Contents

Fund Commentary	2
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statement of Changes in Net Assets	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	13
Report of Independent Registered Public Accounting Firm	25
Additional Information	26
Trustees and Officers	27
Privacy Policy	29

1WS Credit Income Fund	Fund Commentary

October 31, 2019 (Unaudited)

The 1WS Credit Income Fund (the “Fund”) launched in March 2019. Since inception, the Fund has grown net assets under management to approximately $74 million at October 31, 2019. The Fund is a non-diversified, closed-end investment company with an investment objective seeking attractive risk-adjusted total returns through generating income and capital appreciation. The Fund implements its objective by investing primarily in a wide array of structured credit and securitized debt instruments.

Market Backdrop and Performance Update:

The backdrop of the past six months has been a general weakening of the economic outlook, particularly within global manufacturing sectors. This heightened economic uncertainty has resulted in a dovish pivot by central banks, and a sharp decline in global yields over the past year. Equity and credit market volatility have not reached late 2018 levels, but remain well off of recent lows. In contrast, realized interest rate volatility is near a three year high. In our opinion, this reflects the increased anxiety regarding the global growth outlook and the effectiveness of central bank policy.

The 1WS Credit Income Fund produced a net return of +3.78% for the six months ending 10/31/2019, increasing net performance for the period ending October 31, 2019 to +4.92% (since commencement of operations, 3/4/2019). The paradigm shift to lower interest rates that began in Q4 2018 remains well entrenched with the 10-year Treasury yield declining 82 bps over the past six months. This has led to significant duration gains for duration sensitive fixed income benchmarks like the Bloomberg Barclays U.S. Aggregate Bond Index. We attempt to manage interest rate risk in the Fund through hedging and, while the Fund duration will change over time, we had been targeting an interest rate duration of approximately 2 years over this period. While demand for credit remains generally strong in our opinion, we are beginning to see an increase in the number of company specific adverse credit events emerge in the lowest rated corporate credits in both the corporate bond and leveraged loan sectors. This has resulted in underperformance and credit curve steepening in the lowest rated corporate credits. For instance, while the ICE BofAML U.S. High Yield Index returned +2.63% over the past six months, the lowest rated (CCC and lower) credit bucket was down -4.30%. Our exposure to lower rated corporate credit generally comes through the allocation to primarily BB rated CLOs which are backed by diversified pools of leveraged loans.

Portfolio Activity

The RMBS portfolio was the best performing asset class during the past six months in both gross return contribution as well as return on dedicated capital allocation, which is approximately 22% of gross assets at the end of the period. Our primary focus continues to be in sourcing discount subordinate exposures of “Legacy” non-agency securitizations, which we believe offer upside return potential from improving recoveries relative to market assumptions. We believe the seasoning of the collateral pools makes them less sensitive to general macro factors which weigh more heavily on less seasoned credit sectors.

Consumer ABS fundamentals have remained strong in our opinion, and we believe this will continue to support the ongoing performance of the sector. Currently, we have 17% of the portfolio allocated to non-mortgage related ABS consumer credit. We tend to focus on securities that benefit from positive collateral seasoning and improved changes in the capital structure over time.

Return Performance as of 10/31/19*

	3Mos	6Mos	Since 3/4/19
OWSCX (Commencement of Operations 3/4/2019)	1.41%	3.78%	4.92%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	2.35%	5.71%	7.78%
ICE BofAML U.S. High Yield Index[2]	0.94%	2.63%	5.03%

*	OWSCX returns are presented net of all fees and expenses, benchmark returns are gross.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index.

[1]	Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Investors cannot invest directly in an index.
[2]	ICE BofAML US High Yield Master II TR Index value, which tracks the performance of US dollar denominated below investment grade rated corporate debt publically issued in the US domestic market. Investors cannot invest directly in an index

2	www.1wscapital.com

1WS Credit Income Fund	Fund Commentary

October 31, 2019 (Unaudited)

Portfolio Composition1 and Gross Return Attribution2

Asset Type	Portfolio Composition 10/31/2019	Gross Return Attribution Since 3/4/19
Asset-Backed Securities (ABS)	17.0%	0.98%
Collateralized Loan Obligations (CLOs)	20.4%	-0.86%
Commercial Mortgage-Backed Securities (CMBS)	31.9%	0.53%
European ABS & RMBS	0.8%	0.01%
Residential Mortgage-Backed Securities (RMBS)	21.9%	5.76%
Cash & Other	8.0%	0.64%
Interest Rate Hedges	—	-1.25%
Total	100.0%	5.81%

[1]	The portfolio composition as of 10/31/19 differs from the portfolio composition for any point prior to such date and is subject to change at any time.
[2]	Returns by asset type are calculated by taking the specific asset type’s contribution to the Fund’s gross return for the period since commencement through 10/31/19 and multiplying it by the gross return of the Fund over the same period. The Fund’s gross return and returns by asset type are comprised of total investment income and realized and unrealized gain/loss on investments before taking into consideration fees and operating expenses.

We believe that many sectors within CMBS are exposed at current valuations. We remain disciplined and we continue to look for opportunities to add mezzanine or subordinate exposure on more seasoned collateral pools or deals where we have strong conviction with respect to the underlying real estate. Our expectation is that there will be increasing price dispersion within the sector over the intermediate term if the market’s focus on a slowing economy spreads more broadly from corporate credit into other sectors.

CLOs, which currently account for approximately 20% of the portfolio, have lagged along with their underlying leveraged loans, other sectors in 2019. This has contributed a negative total return over the past six months, primarily due to increasing corporate credit concerns and waning investor demand for floating rate assets. We are certainly mindful of the declining underlying fundamentals of leveraged loans and we believe we have made meaningful adjustments over time in our underwriting to reflect this increasing risk profile. In addition, underperformance of certain mezzanine CLOs relative to underlying loan portfolios has in our opinion created an increasingly attractive risk-adjusted return profile relative to other high yield corporate credit assets. However, we have been concerned that the technical flows out of the asset class may continue to weigh on performance. As a result, over the near term, we have not been meaningfully increasing the allocation from current levels.

More recently, we have begun broadening the portfolio with what we believe are attractive opportunities to an increasingly diverse set of underlying collateral exposures within the broader UK and European RMBS and ABS sectors. We continue to see an increasing number of European banks accessing the securitization markets for funding. While the current allocation is still small, we expect this portfolio may grow over the near term. We generally attempt to hedge out foreign currency risk in non-dollar exposures.

Outlook

In general, we believe demand for structured credit assets remains strong. Declining yields and the increase in negative yielding markets globally will likely continue to push yield starved investors into lower quality credit and longer duration assets. In our opinion, the expected returns of these assets may often not be commensurate with the embedded risks. This makes individual security selection and portfolio construction an ever increasing factor in generating attractive total returns. Consumer balance sheets have remained relatively healthy; however, we are closely monitoring consumer backed sectors and the evolving fundamentals. Thus far, we have not seen data inconsistent with recent performance trends. We are seeing some cracks begin to emerge in some sectors, particularly within lower rated corporate credit. However, despite increased corporate borrowing, low interest rates have enabled historically high interest coverage ratios in many sectors. As a result, near term default expectations, while increasing to better reflect the current lower credit quality of the overall market, should, in our view, remain relatively contained in the absence of a change in overall economic outlook.

Risk Disclosures

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that a shareholder will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program. The Fund expects many of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or “junk securities” are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk. There can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund’s gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Annual Report | October 31, 2019	3

1WS Credit Income Fund	Fund Commentary

October 31, 2019 (Unaudited)

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund’s investments may be considered speculative and subject to increased risk. Neither One William Street Capital Management, LP nor 1WS Capital Advisors, LLC has managed a 1940-Act registered product prior to managing the fund. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund’s investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of October 31, 2019.

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Basis Points (bps): A basis point is a common unit of measurement for interest rates and is equal to one hundredth of one percent.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property.

4	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2019

	Rate	Maturity Date(a)	Principal Amount		Value
MORTGAGE-BACKED SECURITIES (77.37%)
Residential (31.12%)
Accredited Mortgage Loan Trust, Series 2005-3, Class M6(b)	1M US L + 0.70%	09/25/35	$714,286		$520,786
Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35	455,413		278,212
Asset Backed Securities Corp. Home Equity Loan Trust Series NC, Series 2006-HE4, Class M1(b)	1M US L + 0.31%	05/25/36	1,094,902		1,005,777
Banc of America Funding, Series 2007-5, Class CA8(b)	5.35% - 1M US L	07/25/37	4,292,242		861,882
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE1, Class M6(b)	1M US L + 3.675%	01/25/35	438,743		323,354
BNC Mortgage Loan Trust, Series 2006-1, Class A4(b)	1M US L + 0.31%	10/25/36	1,512,000		930,636
Citicorp Residential Mortgage Trust Series, Series 2006-2, Class M2(c)	5.30%	09/25/36	2,000,000		2,034,400
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(b)	1M US L + 0.50%	11/25/36	1,948,791		1,131,468
Fremont Home Loan Trust, Series 2004-C, Class M3(b)	1M US L + 1.73%	08/25/34	249,649		243,233
GSAMP Trust, Series 2005-WMC1, Class M2(b)	1M US L + 0.78%	09/25/35	790,864		659,897
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M5(b)	1M US L + 0.54%	01/25/36	969,781		741,883
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(b)	1M US L + 0.32%	07/25/36	1,017,109		1,114,650
JP Morgan Mortgage Trust, Series 2005-A5, Class TB1(b)	4.53%	08/25/35	715,865		718,872
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(b)	0.84% - 3M EUR L	06/15/45	€500,000		352,769
Merrill Lynch Mortgage Investors Trust HE1, Series 2006-HE1, Class M2(b)	1M US L + 0.40%	12/25/36	$2,000,000		1,828,200
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(b)	1M US L + 0.47%	04/25/37	999,269		996,371
New Century Home Equity Loan Trust, Series 2004-A, Class MI1(b)	4.39%	08/25/34	1,009,033		987,137
New Century Home Equity Loan Trust, Series 2005-B, Class M2(b)	1M US L + 0.49%	10/25/35	500,000		400,250
New Century Home Equity Loan Trust, Series 2005-2, Class M6(b)	1M US L + 1.02%	06/25/35	302,618		274,838
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-HE2, Class M2(b)	1M US L + 0.34%	03/25/36	2,768,436		2,021,235
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(b)	1M US L + 0.55%	08/25/36	1,248,357		1,176,826
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(c)	3.96%	11/25/35	426,436		284,049
RALI Trust, Series 2007-QS4, Class 3A9	6.00%	03/25/37	1,125,948		1,078,771
RALI Trust, Series 2006-Q05, Class 1A2(b)	1M US L + 0.19%	05/25/46	1,095,173		985,984
RALI Trust, Series 2006-QS9, Class 1A16(b)	1M US L + 0.65%	07/25/36	924,942		735,051
RALI Trust, Series 2006-QS9, Class 1A5(b)	1M US L + 0.70%	07/25/36	1,363,617		1,094,439
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A4	5.75%	02/25/37	–	(d)	73,316
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A8	5.75%	02/25/37	–	(d)	52,080
					22,906,366
Commercial (46.25%)
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX(b)	5.48%	01/15/49	675,767		678,943
Commercial Mortgage Trust, Series 2015-CR24, Class D(b)	3.46%	08/10/25	500,000		471,900
Freddie Mac Multifamily Structured Pass Through Certificates, Series 2019-KC05, Class ASB(e)	–	07/25/29	1,672,000		1,682,533
Freddie Mac Multifamily Structured Pass Through Certificates, Series 2013-K030, Class A2(b)(f)	3.25%	04/25/23	20,000,000		20,852,000
Freddie Mac Multifamily Structured Pass Through Certificates, Series 2014-K036, Class A2(b)(f)	3.53%	10/25/23	3,000,000		3,171,300
Freddie Mac Multifamily Structured Pass Through Certificates, Series 2019-KF62, Class A(b)(f)	1M US L + 0.48%	04/25/26	4,999,962		5,000,462
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AJ(b)	5.79%	01/12/43	130,776		130,828
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4(f)	3.25%	12/15/24	1,000,000		1,049,700

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2019	5

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2019

	Rate	Maturity Date(a)	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class D(b)	4.69%	09/15/58	$1,000,000	$997,800
				34,035,466

TOTAL MORTGAGE-BACKED SECURITIES (Cost $53,899,598)				56,941,832

ASSET-BACKED SECURITIES (28.09%)
AutoFlorence 1 Srl, Series 2019-1, Class E(b)	4.50% - 1M EUR L	12/25/42	€500,000	560,661
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2X, Class C	4.41%	11/15/23	$2,000,000	1,999,600
ENVA, LLC, Series 2019-A, Class B	6.17%	06/22/26	1,500,000	1,501,800
Exeter Automobile Receivables Trust, Series 2019-2X, Class E	4.68%	06/15/23	2,500,000	2,558,000
FREED ABS Trust, Series 2019-2, Class C(f)	4.86%	11/18/26	2,000,000	2,004,400
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class D(e)	4.09%	08/17/26	1,000,000	1,006,500
KeyCorp Student Loan Trust, Series 2006-A, Class 2C(b)	3M US L + 1.15%	03/27/42	2,000,000	1,695,600
Lendingpoint Asset Securitization Trust, Series 2019-1X, Class C	4.50%	12/15/21	1,933,000	1,935,706
MelTel Land Funding LLC, Series 2019-1X, Class B	4.70%	04/15/24	750,000	773,550
MelTel Land Funding LLC, Series 2019-1X, Class C	6.07%	04/15/24	750,000	777,675
National Collegiate Student Loan Trust, Series 2007-4, Class A3A2(b)	5.74%	03/25/38	757,000	757,227
National Collegiate Student Loan Trust, Series 2007-1, Class A4(b)(f)	1M US L + 0.31%	10/25/33	2,000,000	1,827,800
National Collegiate Student Loan Trust, Series 2005-3, Class B(b)(f)	1M US L + 0.50%	07/27/37	1,746,000	1,179,947
Sofi Professional Loan Program, Series 2019-BX, Class R1(g)	N/A	08/17/48	56,770	2,098,965

TOTAL ASSET-BACKED SECURITIES (Cost $20,209,475)				20,677,431

COLLATERALIZED LOAN OBLIGATIONS (28.02%)
AMMC CLO 20, Ltd., Series 2017-20A, Class E(b)	3M US L + 5.81%	04/17/29	300,000	275,280
Anchorage Capital CLO, Ltd., Series 2015-7X, Class ER(b)	3M US L + 5.60%	10/15/27	1,000,000	946,100
Anchorage Capital CLO, Ltd., Series 2016-8X, Class ER(b)	3M US L + 5.75%	07/28/28	500,000	468,150
Anchorage Capital CLO, Ltd., Series 2015-6X, Class ER(b)	3M US L + 6.35%	07/15/30	700,000	640,010
Apex Credit CLO, LLC, Series 2015-2X, Class ER(b)	3M US L + 6.10%	10/17/26	500,000	443,700
ArrowMark Colorado Holdings, Series 2017-7X, Class E(b)	3M US L + 6.09%	07/15/30	1,000,000	880,200
BlueMountain CLO, Ltd., Series 2018-2X, Class SUB(g)	N/A	08/15/31	1,300,000	650,000
BlueMountain CLO, Ltd., Series 2018-1X, Class ER(b)	3M US L + 5.55%	04/20/27	500,000	420,450
Canyon Capital CLO, Ltd., Series 2014-2X, Class ER(b)	3M US L + 6.85%	04/15/29	950,000	903,830
Cent CLO 21, Ltd., Series 2018-21X, Class DR2(b)	3M US L + 6.30%	07/27/30	500,000	445,600
Cent CLO, Ltd., Series 2015-24X, Class DR(b)	3M US L + 5.75%	10/15/26	1,000,000	913,500
Dryden Senior Loan Fund, Series 2015-38X, Class SUB(g)	N/A	07/15/30	750,000	405,000
Figueroa CLO, Ltd., Series 2013-2X, Class DRR(b)	3M US L + 5.60%	06/20/27	1,036,000	948,769
ICG US CLO, Ltd., Series 2016-1X, Class DR(b)	3M US L + 5.75%	07/29/28	1,250,000	1,135,875
KKR Financial CLO, Ltd., Series 2018-13X, Class ER(b)	3M US L + 4.95%	01/16/28	1,000,000	867,000
KKR Financial CLO, Ltd., Series 2019-16X, Class DR(b)	3M US L + 6.75%	01/20/29	500,000	473,050
MP CLO, Ltd., Series 2015-2X, Class ER(b)	3M US L + 5.45%	10/28/27	750,000	681,300
OCP CLO, Ltd., Series 2015-8X, Class D(b)	3M US L + 5.50%	04/17/27	500,000	485,500
OZLM XIX, Ltd., Series 2017-19X, Class D(b)	3M US L + 6.60%	11/22/30	1,000,000	904,000
Palmer Square Loan Funding, Series 2019-2X, Class D(b)	3M US L + 5.50%	04/20/27	1,000,000	963,100
Recette CLO, Ltd., Series 2015-1X, Class E(b)	3M US L + 5.70%	10/20/27	1,500,000	1,460,700
SCOF, Ltd., Series 2015-2X, Class ER(b)	3M US L + 5.71%	07/15/28	500,000	464,600
Shackleton CLO, Ltd., Series 2017-8X, Class ER(b)	3M US L + 5.34%	10/20/27	1,000,000	900,600
Sound Point CLO III-R, Ltd., Series 2013-2RX, Class E(b)	3M US L + 6.00%	04/15/29	500,000	405,750
Sound Point CLO XII, Ltd., Series 2019-2X, Class ER(b)	3M US L + 6.90%	10/20/28	500,000	463,550

See Notes to Consolidated Financial Statements.

6	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2019

	Rate	Maturity Date(a)	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
Taberna Preferred Funding, Ltd., Series 2005-3X, Class B1(b)	3M US L + 0.80%	02/05/36	$1,000,000	$400,000
TICP, Series 2015-1X, Class E(b)	3M US L + 5.50%	07/20/27	1,000,000	869,900
Venture CDO, Ltd., Series 2016-23X, Class ER(b)	3M US L + 5.95%	07/19/28	500,000	453,100
Venture CDO, Ltd., Series 2016-25X, Class E(b)	3M US L + 7.20%	04/20/29	500,000	470,650
Voya CLO, Ltd., Series 2014-2X, Class SUB(g)	N/A	04/17/30	761,000	228,300
Wind River CLO, Ltd., Series 2016-1X, Class ER(b)	3M US L + 5.55%	07/15/28	750,000	652,500

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $22,031,436)				20,620,064

	7-Day Yield	Shares
MONEY MARKET FUNDS (11.16%)
BlackRock Liquidity Funds T-Fund	1.71%	7,727,891	7,727,891
BNY Mellon U.S. Treasury Fund, Institutional Class	1.46%	488,873	488,873
			8,216,764

TOTAL MONEY MARKET FUNDS (Cost $8,216,764)			8,216,764

TOTAL INVESTMENTS (144.64%) (Cost $104,357,273)			$106,456,091

Liabilities in Excess of Other Assets (-44.64%)(h)			(32,854,465)
NET ASSETS (100.00%)			$73,601,626

Percentages above are stated as a percentage of net assets as of October 31, 2019

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

EURIBOR - Euro Interbank Offered Rate

Libor Rates:

1M EUR L - 1 Month EURIBOR as of October 31, 2019 was (0.44)%

3M EUR L - 3 Month EURIBOR as of October 31, 2019 was (0.39)%

1M US L - 1 Month LIBOR as of October 31, 2019 was 1.78%

3M US L - 3 Month LIBOR as of October 31, 2019 was 1.90%

(a)	The maturity date for credit investments represents the legal maturity. Many of the instrument are callable through cash flows on the underlying or other call features. Expected maturity may be earlier than legal maturity.
(b)	Floating or variable rate security. The Reference Rate is described above. The Interest Rate in effect as of October 31, 2019 is based on the Reference Rate plus the displayed spread as of the security's last reset date.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2019.
(d)	Security principal paid in full; the value of the security at October 31, 2019 is expected to be received from the liquidation of the security's trust.
(e)	All or a portion of this position has not settled as of October 31, 2019. The Fund will not accrue interest until the settlement date.
(f)	On October 31, 2019, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $34,980,677.
(g)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2019	7

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2019

(h)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
US 5YR NOTE	Wells Fargo	Short	336	December 2019	$(40,052,250)	$205,713
US 2YR NOTE	Wells Fargo	Short	198	December 2019	(42,689,109)	(45,215)
EURO FX CURR	Wells Fargo	Short	8	December 2019	(1,117,650)	(3,551)
					$(83,859,009)	$156,947

CREDIT DEFAULT SWAP CONTRACTS - BUY PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2019(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
The Markit CMBX North America BB Series 9 Index	Morgan Stanley	5.00%	USD	9/17/58	5.99%	$2,500,000	$120,000	$(115,533)	$4,467
							$120,000	$(115,533)	$4,467

Credit default swaps pay quarterly.

(a)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

8	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

October 31, 2019

ASSETS:
Investments, at fair value (Cost $104,357,273)	$106,456,091
Cash	6,691
Foreign Currency, at value (Cost $201,750)	201,930
Unrealized appreciation on credit default swap contract	4,467
Receivable from swap contract premiums	115,533
Receivable for investment securities sold	491,225
Interest receivable	256,862
Receivable due from advisor	95,090
Deposits held with brokers for derivatives and reverse repurchase agreements	636,074
Prepaid offering costs	178,597
Prepaid expenses and other assets	8,513
Total Assets	108,451,073

LIABILITIES:
Payable for investment securities purchased	3,308,077
Payable for reverse repurchase agreements, including accrued interest of $15,658	31,104,310
Variation margin payable on futures contracts	259,231
Accrued fund accounting, administration and compliance fees payable	43,229
Other payables and accrued expenses	134,600
Total Liabilities	34,849,447
Net Assets Attributable to Shareholders	$73,601,626

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$72,508,390
Total distributable earnings	1,093,236
Net Assets Attributable to Shareholders	$73,601,626

NET ASSET VALUE
Class I:
Net assets	$73,601,626
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	3,611,972
Net Asset Value per Share	$20.38

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2019	9

1WS Credit Income Fund	Consolidated Statement of Operations

For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
INVESTMENT INCOME:
Dividends on money market funds	$246,851
Interest	1,495,462
Total Investment Income	1,742,313

EXPENSES:
Investment advisory fee	689,755
Fund accounting, administration and compliance fees	145,847
Offering costs	232,819
Professional fees	290,550
Organization expenses	100,601
Trustees' fees and expenses	59,122
Transfer agent fees	109,800
Interest on reverse repurchase agreements	72,239
Other expenses	80,848
Total Expenses	1,781,581
Less fees reimbursed by Adviser (See Note 4)	(789,616)
Less advisory fees waived (See Note 4)	(344,877)
Net Expenses	647,088
Net Investment Income	1,095,225

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	354,199
Credit default swap contract	139,340
Futures contracts	(907,205)
Foreign currency transactions	310
Net realized loss:	(413,356)
Change in unrealized appreciation/(depreciation) on:
Investment securities	2,098,818
Credit default swap contract	4,467
Futures contracts	156,947
Foreign currency transactions	180
Net unrealized gain:	2,260,412
Net Realized and Unrealized Gain on Investments	1,847,056
Net Increase in Net Assets Attributable to Shares from Operations	$2,942,281

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
FROM OPERATIONS:
Net investment income	$1,095,225
Net realized loss	(413,356)
Net change in unrealized appreciation	2,260,412
Net Increase in Net Assets Attributable to Shares from Operations	2,942,281

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,987,029)
Net Decrease in Net Assets from Distributions to Shareholders	(1,987,029)

Proceeds from sale of shares	76,676,534
Cost of shares redeemed	(4,218,776)
Net asset value of shares issued to shareholders from reinvestment of dividends	88,616
Net Increase from Capital Share Transactions	72,546,374
Net Increase in Net Assets	73,501,626

NET ASSETS:
Beginning of period	100,000
End of period	$73,601,626

OTHER INFORMATION:
Capital Share Transactions:
Beginning shares	5,000
Shares sold	3,809,604
Shares issued as reinvestment of dividends	4,340
Shares redeemed	(206,972)
Ending Shares	3,611,972

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2019	11

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35
Net realized and unrealized gain on investments	0.63
Total Income from Investment Operations	0.98

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.60)
Total Distributions to Shareholders	(0.60)

Net asset value per share - end of period	$20.38

Total Investment Return - Net Asset Value(b)	4.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$73,602
Ratio of actual expenses to average net assets including fee waivers and reimbursements	1.52	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.11	%(d)
Ratio of net investment income to average net assets	2.57	%(c)
Portfolio turnover rate	25.84	%(e)

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(c)	These ratios to average net assets have been annualized.
(d)	These ratios to average net assets have been annualized except the non-recurring organizational expenses which have not been annualized.
(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (“Shares”). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (“NAV”) per Share, of no less than 5% of the Shares outstanding.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing primarily in a wide array of structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. Where context requires, the “Fund” includes both the Fund and the Cayman Island SPV.

1WS Capital Advisors, LLC (the “Adviser” or “1WS”) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (“OWS”), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

Institutional Class (“Class I”) Shares (which are not subject to any sales load or asset-based distribution fee) of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Currently, only the Institutional Class Shares are being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statement and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis. Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

The Fund may enter into derivative contracts for hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

Annual Report | October 31, 2019	13

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser and the Administrator (defined below). The Fund’s valuation committee (the “Valuation Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board).

Fund Valuation: Institutional Class Shares are offered at NAV. NAV per Share is determined daily. The Fund’s NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares outstanding.

NOTE 3. PORTFOLIO VALUATION:

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1—	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2—	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3—	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain or such inputs are deemed unreliable, we may fair value certain investments using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument's ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

14	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of October 31, 2019:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$22,906,366	$–	$22,906,366
Commercial Mortgage-Backed Securities	–	34,035,466	–	34,035,466
Asset-Backed Securities	–	18,578,466	2,098,965	20,677,431
Collateralized Loan Obligations	–	19,336,764	1,283,300	20,620,064
Money Market Funds	8,216,764	–	–	8,216,764
Total	$8,216,764	$94,857,062	$3,382,265	$106,456,091
Other Derivative Instruments
Assets:
Credit Default Swap Contract	$–	$4,467	$–	$4,467
Future Contracts	205,713	–	–	205,713
Liabilities:
Future Contracts	(48,766)	–	–	(48,766)
Total	$156,947	$4,467	$–	$161,414

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the period from commencement of operations to October 31, 2019 of the Fund’s Level 3 portfolio investments:

	Asset Backed Securities	Collateralized Loan Obligations	Total
Balance as of March 4, 2019 (Commencement of Operations)	$–	$–	$–
Accrued discount/ premium	(138,356)	(104,794)	(243,150)
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	237,314	(182,046)	55,268
Purchases	2,000,007	1,570,140	3,570,147
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2019	$2,098,965	$1,283,300	$3,382,265
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at October 31, 2019	$237,314	$(182,046)	$55,268

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2019:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Asset-Backed Securities	$2,098,965	Broker pricing	Indicative quote	$3,697.31(1)
Collateralized Loan Obligations	$1,283,300	Broker pricing	Indicative quote	$30.00 - $54.00

(1)	Input is based on the total market value of the outstanding loan, of which the Fund owns 6%.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

Annual Report | October 31, 2019	15

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

For the period ended October 31, 2019, the Fund did not have a deferred tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

Offering Costs and Organizational Expenses: Offering costs incurred by the Fund of $411,416 which are subject to the Expense Limitation Agreement (defined below), were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. For the period ended October 31, 2019, the Fund amortized $232,819 in offering costs. Unamortized amounts are included in prepaid offering costs in the Consolidated Statement of Assets and Liabilities.

Organizational expenses associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Adviser in accordance with the Expense Limitation Agreement. For the period ended October 31, 2019, the Fund incurred $100,601 of organizational expenses.

NOTE 4. FEES AND EXPENSES

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.5% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning March 1, 2019, the Adviser voluntarily agreed to reduce the Management Fee to 0.75% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business - collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Institutional Class Shares of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets.

For the period ended October 31, 2019, the advisor reimbursed fees of $789,616 under the Expense Limitation Agreement which are recoupable through October 31, 2022.

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $15,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. The Chair of the Audit Committee and Nominating Committee each receives an additional $5,000 annual retainer. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. (the “Administrator”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

16	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, for the period ended October 31, 2019, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$109,811,868	$13,548,331

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (‘‘Credit Investments’’), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (‘‘MBS’’), as well as real estate loans or pools of such loans; (ii) asset-backed securities (‘‘ABS’’), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and equity tranches of collateralized loan obligations (‘‘CLOs’’) and collateralized debt obligations (‘‘CDOs’’); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the equity tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (‘‘ETFs’’) and up to 15% of its net assets in funds that are excluded from the definition of ‘‘investment company’’ under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.)

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as ‘‘high yield’’ securities or ‘‘junk bonds’’) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

Annual Report | October 31, 2019	17

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

18	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

Any upfront payments made or received upon entering into a credit default swap contract are treated as part of the cost and any fluctuations are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the credit default swap’s realized gain (loss). For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the period ended October 31, 2019:

	Consolidated Statement of Assets and Liabilities		Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Credit default swap contracts	$4,467	$–	$139,340	$4,467
Futures contracts	205,713	(48,766)	(907,205)	156,947
Total derivatives	$210,180	$(48,766)	$(767,865)	$161,414

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin payable of $259,231 for futures contracts is reported within the Consolidated Statement of Assets and Liabilities.

The average notional value and number of futures contracts outstanding during the period ended October 31, 2019 was $36,750,730 and 268, respectively. The average notional value of credit default swap contracts outstanding during the period ended October 31, 2019 was $221,470.

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

October 31, 2019

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contract	$4,467	$–	$4,467	$–	$–	$4,467
Futures Contracts	205,713	–	205,713	(48,766)	–	156,947
Total	$210,180	$–	$210,180	$(48,766)	$–	$161,414

Annual Report | October 31, 2019	19

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

October 31, 2019

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Futures Contracts	$48,766	$–	$48,766	$(48,766)	$–	$–
Reverse repurchase agreements	$31,104,310	$–	$31,104,310	$(31,104,310)	$–	$–
Total	$31,153,076	$–	$31,153,076	$(31,153,076)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreements. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at October 31, 2019 was $34,980,677. During the period ended October 31, 2019, the average amount of reverse repurchase agreements outstanding was $6,170,486, at a weighted average interest rate of 2.85%.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Fund’s liability as of October 31, 2019:

Remaining contractual maturity of the agreements

	Less than 30 days	30-90 days	Greater than 90 days	Total
Mortgage-Backed Securities-Commercial	$26,566,013	$–	$862,353	$27,428,366
Asset-Backed Securities	–	–	3,675,944	3,675,944
Total	$26,566,013	$–	$4,538,297	$31,104,310	*

*	The total reverse repurchase agreement balance includes $4,551,310 of financing with extendable provisions that automatically renew per the terms of the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

20	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

During the period ended October 31, 2019, the Fund completed three quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. The repurchase offers were not oversubscribed. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Repurchase Commencement Date	03/14/2019	06/17/2019	09/17/2019
Repurchase Request Deadline	04/08/2019	07/15/2019	10/15/2019
Repurchase Pricing Date	04/15/2019	07/15/2019	10/15/2019
Repurchased Amount	$113,827	$1,018,755	$3,086,194
Repurchased Shares	5,649	49,890	151,433

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Brief Operating History: The Fund is a non-diversified, closed-end management investment company with limited operating history. As a result, prospective investors have little track record or history on which to base their investment decision.

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Annual Report | October 31, 2019	21

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

Leverage Risk: Under current market conditions, the Fund may utilize leverage in an amount up to 33 1/3% of the Fund’s total assets principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. In connection with the Fund’s investments in reverse repurchase agreements, the Fund will segregate or designate cash or other liquid assets in accordance with its policies and procedures. Such segregation or designation will not limit a Fund’s exposure to loss.

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and it’s posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition the Fund further mitigates the risk of counterparty non-performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers.

The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge all or any portion of its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying senior secured debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such senior secured debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in equity and junior debt tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

22	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

For the period ended October 31, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Decrease Paid-in Capital	Increase Total Distributable Earnings
$(137,984)	$137,984

The reclassifications were primarily related to non-deductible offering costs.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2019, the following amounts are available for federal income tax purposes as unused capital loss carry forwards that may be used to offset future realized capital gains:

Short Term Loss Carry Forward	Long Term Loss Carry Forward
$(191,714)	$(450,155)

Annual Report | October 31, 2019	23

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2019

As of October 31, 2019 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$218,203
Accumulated capital losses	(641,869)
Unrealized appreciation/(depreciation)	1,569,097
Other cumulative effect of timing differences	(52,195)
Total	$1,093,236

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2019, were as follows:

Cost of investments for income tax purposes	$105,048,588
Gross appreciation (excess of value over tax cost)	$3,043,812
Gross depreciation (excess of tax cost over value)	(1,474,895)
Net appreciation of foreign currency	180
Net unrealized appreciation/(depreciation)	$1,569,097

The tax character of distributions paid for the period ended October 31, 2019 is as follows:

Distributions Paid From:
Ordinary Income	$1,987,029
Total	$1,987,029

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions through the date the financial statements were issued.

The Fund notified shareholders of a quarterly repurchase offer on December 18, 2019. The Fund intends to complete the quarterly repurchase offer on January 15, 2020.

Management has determined that there were no other subsequent events requiring disclosure.

24	www.1wscapital.com

Report of Independent Registered
1WS Credit Income Fund	Public Accounting Firm

To the Shareholders and the Trustees of 1WS Credit Income Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of 1WS Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2019, the related consolidated statements of operations, consolidated changes in net assets and the consolidated financial highlights for the period from March 4, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of October 31, 2019, and the results of its consolidated operations, consolidated changes in its net assets, and consolidated financial highlights for the period from March 4, 2019 (commencement of operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York
December 20, 2019

We have served as the auditor of 1WS Credit Income Fund since 2018.

Annual Report | October 31, 2019	25

1WS Credit Income Fund	Additional Information

October 31, 2019 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (when available). The Fund’s Forms N-Q or N-PORT will be available on the Fund’s website located at http://www.1wscapital.com; on the SEC’s website at http://www.sec.gov; or for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at http://www.1wscapital.com, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at http://www.sec.gov.

26	www.1wscapital.com

1WS Credit Income Fund	Trustees and Officers

October 31, 2019 (Unaudited)

The business and affairs of the Fund are managed under the oversight of the Board. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation or removal by the Board. Each Trustee’s mailing address is c/o 1WS Credit Income Fund, 299 Park Avenue, 25th Floor, New York, New York 10171. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-834-4923.

INDEPENDENT TRUSTEES
Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Michael M. Knetter Year of Birth: 1960	Trustee (since inception)	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	None(3)	Trustee, Neuberger Berman Mutual Funds (2007 - present); Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.
George W. Morriss Year of Birth: 1947	Trustee (since inception)	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	None(3)	Trustee, Neuberger Berman Mutual Funds (chair of closed-end fund committee; vice-chair, contract review committee; chair of audit committee from 2010 to 2017; member of executive committee and investment performance committee) (February 2007 – present); trustee and chairman of the board, Thrivent Church Loan and Income Fund (September 2018 – present); formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Annual Report | October 31, 2019	27

1WS Credit Income Fund	Trustees and Officers

October 31, 2019 (Unaudited)

INTERESTED TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Kurt A. Locher(4) Year of Birth: 1966	Trustee and Chief Executive Officer (since inception)	Chief Operating Officer of One William Street Capital Management, L.P. (“OWS”), the managing member of 1WS Capital Advisors, LLC (the “Adviser”).	None(3)	Director of One William Street Capital Offshore Fund, Ltd. and other affiliated private funds of OWS.

OFFICERS OF THE FUND WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Stephanie Dolan Year of Birth: 1963	Chief Financial Officer and Principal Accounting Officer (since inception)	Chief Financial Officer/Controller of OWS, the managing member of the Adviser

(1)	Each Trustee serves until resignation or removal from the Board.

(2)	Fund Complex means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any “Fund Complex.”

(3)	Other than the Fund.

(4)	Mr. Locher is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position as a an officer of the Adviser and an officer of OWS.

28	www.1wscapital.com

1WS Credit Income Fund	Privacy Policy

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

Annual Report | October 31, 2019	29

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (“Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any express or implicit waivers from any provisions of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the registrant’s Code of Ethics is filed as an exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees (“Board”) of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has designated George W. Morriss as the registrant’s Audit Committee Financial Expert. Mr. Morriss is “independent” within the meaning of that term as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees billed for the registrant for the fiscal period from March 4, 2019 (commencement of operations) to October 31, 2019 were $69,000. This amount represents aggregate fees billed by the registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for that fiscal year.

(b)	Audit-Related Fees: There were no additional fees billed in the fiscal period from March 4, 2019 (commencement of operations) to October 31, 2019 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees: The tax fees billed for the fiscal period from March 4, 2019 (commencement of operations) to October 31, 2019 were $15,000 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the 1WS Credit Income Fund’s (the “Fund”) federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees: For the registrant’s fiscal period from March 4, 2019 (commencement of operations) to October 31, 2019, the aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $5,565. The nature of the services performed were for the initial seed audit of the registrant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal accountant must be pre-approved by the registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item met the waiver requirements for preapproval pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Accountant for services rendered to the registrant’s investment adviser pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 13(c) is a copy of the investment adviser’s proxy voting policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	David Sherr. As of the date of this filing, Mr. Sherr serves as the Portfolio Manager of the Fund and has served as the Fund’s Portfolio Manager since the Fund’s inception. Mr. Sherr founded One William Street Capital Management, L.P. (“OWS”), the managing partner of 1WS Capital Advisors, LLC, the Fund’s adviser (the “Adviser”). OWS commenced operations in 2008. Mr. Sherr has over 30 years of experience in the investing and origination businesses, fixed income markets, and managing global trading. Prior to founding OWS, Mr. Sherr was a Managing Director and Global Head of Securitized Products at Lehman Brothers. In that capacity, Mr. Sherr had senior management responsibilities in Fixed Income, Principal Investing and Lending and Investment Banking. Mr. Sherr graduated with a B.S. in Finance from Babson College.

(a)(2)(ii) As of October 31, 2019, Mr. Sherr was responsible for the management of the following types of accounts in addition to the Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Sherr	None	$0	7[1]	$4,171	2[2]	$534

[1]	Six accounts invested in pooled investment vehicles of total market value $4,044 million are subject to a performance-based advisory fee.

[2]	One separately managed account of total market value of $367 million is subject to a performance-based advisory fee.

(2)(iv) Potential Conflicts of Interest

The Adviser (which includes its managing member, OWS, as applicable) and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple client accounts may devote unequal time and attention to the management of those accounts.

Allocation of Opportunities. The Adviser will seek to allocate orders and investment opportunities among clients in a manner that it believes is equitable and in the best interests of all of its clients.

Conflicts of Interest Among Accounts. At times, the Adviser and/or its affiliates may determine that an investment opportunity may be appropriate for only some clients (including the Fund), or may decide that certain clients should take differing positions with respect to a particular security even though they share investment objectives. In these cases, the portfolio manager may place separate transactions for one or more clients, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other clients.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as recordkeeping) for some types of clients than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of clients that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among clients (such as where certain clients pay higher management fees), a portfolio manager might be motivated to help certain clients over others. A portfolio manager might be motivated to favor accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those accounts that could most significantly benefit a portfolio manager.

Investments by Adviser or Related Entities. The Adviser or a related entity may make investments in Credit Investments for its own accounts.

(a)(3) Compensation

OWS (the ‘‘Managing Member’’) is the managing member of the Adviser. The Portfolio Manager controls the Managing Member and the Adviser and shares in the overall profitability of the Adviser and the Managing Member, which includes profits generated from the Fund’s fees. The compensation of the Portfolio Manager is not based, other than in an indirect manner as part of the overall profitability of the Adviser/Managing Member, upon the specific pre- or after-tax performance of client accounts that the Portfolio Manager manages.

(a)(4) Portfolio Manager Securities Ownership

As of October 31, 2019, the Portfolio Manager beneficially owned over $1,000,000 of equity securities in the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	The proxy voting policies and procedures of the Fund’s investment adviser are attached hereto as exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	January 6, 2020

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and
Principal Accounting Officer

Date:	January 6, 2020